SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report             February 16, 1995


                                  SBM COMPANY
             (Exact name of registrant as specified in its charter)



        Minnesota                  811-407                41-0557530
     (State or other             (Commission            (IRS Employer
     jurisdiction of             File Number)          Identification #)
     incorporation)



         8400 Normandale Lake Boulevard
                   Suite 1150
            Minneapolis, Minnesota                             55437
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:

                  (612) 835-0097


Item 5.   Other Events

          Amended and Restated Stock and Asset Purchase Agreement dated as of February 16, 1995 regarding a proposed acquisition by ARM Financial Group, Inc., of substantially all assets of the Registrant.


Item 7.   Financial Statements and Exhibits.

          7.(c) Exhibits

          Exhibit 99 Amended and Restated Stock and Asset Purchase Agreement dated as of February 16, 1995 between Registrant and ARM Financial Services, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



SBM COMPANY



By  /s/ Edward L. Zeman

Its Vice President and
Chief Financial Officer



Date:  April 14, 1995